Financial instruments	12 Months Ended
Mar. 28, 2026
Investments, All Other Investments [Abstract]
Financial instruments
18.	Financial instruments:
Fair value of financial instruments:
Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. U.S. GAAP establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. U.S. GAAP prescribes three levels of inputs that may be used to measure fair value:
Level 1 – Quoted prices in active markets for identical assets or liabilities. Level 1 inputs are considered to carry the most weight within the fair value hierarchy due to the low levels of judgment required in determining fair values.
Level 2 – Observable market-based inputs or unobservable inputs that are corroborated by market data.
Level 3 – Unobservable inputs reflecting the reporting entity’s own assumptions. Level 3 inputs are considered to carry the least weight within the fair value hierarchy due to substantial levels of judgment required in determining fair values.
The Company has determined that the carrying value of its cash and cash equivalents, accounts receivable, long-term receivables, accounts payable and accrued liabilities approximates fair value as at the balance sheet date. As of March 28, 2026 and March 29, 2025, for the $71.7 million and $73.6 million, respectively, of bank indebtedness and the $25.5 million and $12.4 million, respectively, of long-term
debt bearing interest at variable rates, the fair value is considered to approximate the carrying value.
As of March 28, 2026 and March 29, 2025, the carrying value of the remaining fixed-rate long-term debt of $12.9 million and $13.9 million, respectively, approximates fair value as at the balance sheet date. The fair value was determined by discounting the future cash flows of each instrument at the current market interest rates for the same or similar debt instruments with the same remaining maturities adjusted for all necessary risks, including its own credit risk. In determining an appropriate spread to reflect its credit standing, the Company considered interest rates currently offered to the Company for similar debt instruments of comparable maturities by the Company’s lenders. As a result, the Company has determined that the inputs used to value these long-term debts fall within Level 3 of the fair value hierarchy.